UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Meritage Homes Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MERITAGE HOMES CORPORATION Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 25, 2012 at 10:00 AM. Meritage Homes Corporate Office, 17851 North 85th Street, Suite 300, Scottsdale, Arizona 85255 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders are available at www.proxyease.com/meritagehomes/2012 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 17, 2012 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. To the Stockholders of MERITAGE HOMES CORPORATION Notice is hereby given that the Annual Meeting of Stockholders of Meritage Homes Corporation will be held on May 25, 2012 at 10:00 a.m. local time at the Meritage Homes Corporate Office, 17851 North 85th Street, Suite 300, Scottsdale, Arizona 85255 for the following purposes: (1) Election of four Class I Directors, each to hold office until our 2014 annual meeting and one Class II Director, to hold office until the 2013 annual meeting. Presently serving as Class I Directors, nominated for re-election: 01 Steven J. Hilton 02 Raymond Oppel 03 Richard T. Burke, Sr. 04 Dana Bradford Presently serving as a Class II Director and nominated for election, as he was recently appointed by the Board in December 2011: 5 Michael R. Odell (2) Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year, (3) Advisory vote to approve compensation of Named Executive Officers (“Say on Pay”), (4) Amendment to our 2006 Stock Incentive Plan to increase the number of shares available for issuance, and (5) The conduct of any other business that may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote FOR each of these directors, FOR the ratification of auditor, FOR the resolution approving the compensation of NEOs, and FOR the amendment to the 2006 Stock Incentive Plan.” The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to www.proxyease.com/meritagehomes/2012. Have INTERNET the 11 digit control number available when you access the website and follow the instructions. 877-777-2857 TOLL FREE TELEPHONE requests@proxyease.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or E-MAIL other inquiries should be included with your e-mail requesting material. You must use the 11 digit control number located in the box below. CONTROL NO.

MERITAGE HOMES CORPORATION 17851 North 85th Street, Suite 300 Scottsdale, Arizona 85255 The following proxy materials are available to you to review at: www.proxyease.com/meritagehomes/2012 - the Company’s combination document: Proxy Statement 2012/Annual Report 2011 Directions to the meeting are found in the Proxy Statement ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by internet or request hard copy. You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.proxyease.com/meritagehomes/2012 or By email at: requests@proxyease.com Please include the company name and your control number in the subject line.